 GMAC RFC (GRAPHIC OMITTED)

BANC OF AMERICA SECURITIES (GRAPHIC OMITTED)

RMBS New Issue Term Sheet

$577,462,500 (Approximate)

Home Equity Loan-Backed Term Notes,

Series 2005-HS2

RFMSII Series 2005-HS2 Trust

Residential Funding Mortgage Securities II, Inc.

Depositor

Residential Funding Corporation

Seller and Master Servicer

November 16, 2005

RFMSII Home Equity Loan-Backed Term Notes,

Series 2005-HS2

$577,462,500 (Approximate)

Characteristics of the Certificates (a)(b)(c)(d)(e)

Class	Amount ($)	Ratings (S&P/Moody's)	Bond Type	Interest Accrual Basis	Expected WAL (yrs) Call / Mat	Principal Lockout/Window Call / Mat	Expected Maturity To Call	Final Scheduled Maturity Date
A-I-1	214,800,000	AAA / Aaa	SEQ - FLT	Actual / 360	0.95 / 0.95	1-24/1-24	11/25/2007	09/25/2020
A-I-2	32,900,000	AAA / Aaa	SEQ	30 / 360	2.20 / 2.20	24-30/24-30	05/25/2008	09/25/2020
A-I-3	40,500,000	AAA / Aaa	SEQ	30 / 360	3.10 / 3.10	30-47/30-47	10/25/2009	01/25/2024
A-I-4(c)	26,450,000	AAA / Aaa	SEQ	30 / 360	4.65 / 5.39	47-61/47-138	12/25/2010	11/25/2035
A-I-5	35,000,000	AAA / Aaa	NAS	30 / 360	4.71 / 5.89	37-61/37-136	12/25/2010	11/25/2035
A-II	227,812,500	AAA / Aaa	Pass-Thru	Actual / 360	2.55 / 2.66	1-81/1-175	08/25/2012	11/25/2035
Grand Total	577,462,500

Notes:

  Class sizes subject to a variance of +/-5.0%.

  The WAL and Payment Windows are shown to the related optional redemption date (as described herein) and to maturity. Loan Group I prepayment speed: 100% PPC which is defined as 15% CPR building to 40% CPR over the first 12 months, remaining at 40% CPR through month 24 and then decreasing to 35% at month 36 remaining constant at 35% CPR thereafter.

  Loan Group II prepayment speed: 40% CPR, 15% Draw Rate.

  The Interest Rate for the Class A-I-4 Notes will increase by 0.50%, subject to the Group I Net WAC Rate, on the second Payment Date following the first possible optional redemption date for the Group I Loans.

  The expected maturity date is run at the pricing speed to call

  For the Class A-I-1, A-I-2 and A-I-3 Notes, the final scheduled maturity date will be calculated assuming no prepayments, losses or delinquencies on the home equity mortgage loans, no termination of the Trust with respect to either loan group on the related optional redemption date, a required overcollateralization amount of $0, and no excess interest on any Payment Date. For all other Notes, the final scheduled maturity date is the Payment Date in the month following the latest maturing home equity mortgage loan in the related loan group.

Transaction Summary

Depositor: Residential Funding Mortgage Securities II, Inc.

Issuer: Home Equity Loan Trust 2005-HS2.

Seller and Residential Funding Corporation, an indirect wholly-owned subsidiary of GMAC

Master Servicer: Mortgage Group, Inc.

Subservicer: HomeComings Financial Network, Inc., an affiliate of the Depositor.

Advances: There is no required advancing of delinquent principal or interest on the home equity mortgage loans by the Master Servicer, the Subservicer, the Indenture Trustee, the Owner Trustee, the Credit Enhancer or any other entity.

Co-Lead Underwriters: Banc of America Securities LLC and Bear, Stearns & Co. Inc.

Co-Underwriter: Residential Funding Securities Corporation and Greenwich Capital Markets, Inc.

Indenture Trustee: JPMorgan Chase Bank, N.A.

Owner Trustee: Wilmington Trust Company.

Rating Agencies: Standard and Poor's, a division of The McGraw Hill Companies, Inc. ("S&P") and Moody's Investors Service, Inc. ("Moody's") will rate the Offered Notes.

Credit Enhancer: Financial Guaranty Insurance Company ("FGIC"), rated Aaa by Moody's and AAA by S&P.

Offered Notes: $214,800,000 adjustable-rate Class A-I-1 Notes and $134,850,000 fixed-rate Class A-I-2 through Class A-I-5 Notes (together, the "Class I Notes"), are being issued concurrently with $227,812,500 of adjustable-rate Class A-II Notes. The Class I Notes are primarily backed by closed-end fixed-rate home equity mortgage loans (the "Group I Loans" or "HELs") and the Class A-II Notes are primarily backed by adjustable-rate home equity revolving lines of credit (the "Group II Loans" or "HELOCs"). The HELs and HELOCs are referred to collectively as the "home equity mortgage loans." The Class I Notes and Class A-II Notes (together the "Offered Notes" ) will be offered by the prospectus supplement.

Variable Funding Notes: The trust will also issue Class A-II Variable Funding Notes primarily backed by the Group II Loans (the "Variable Funding Notes"). These Variable Funding Notes will not be offered by the prospectus supplement.

The Variable Funding Notes, together with the Class A-II Notes, are referred to as the "Class II Notes" and the Class II Notes together with the Class I Notes are referred to as the "Notes."

Federal Tax Status: The Class I Notes will be designated as REMIC regular interests for tax purposes. The Class II Notes will be characterized as indebtedness.

Form of Registration: The Offered Notes will be available in book-entry form through DTC, Clearstream, Luxembourg and the Euroclear System in same day funds.

Minimum Denominations: The Offered Notes will be made available in minimum denominations of $100,000.

Statistical Cut-off Date: October 31, 2005.

Cut-off Date: November 1, 2005.

Expected Pricing Date: Week of November 14, 2005.

Expected Closing Date: On or about November 29, 2005.

Payment Date: The 25th day of each month (or if not a business day, the next succeeding business day) commencing in December 2005.

Accrued Interest: The price to be paid by investors for the Class A-I-1 Notes and the Class A-II Notes will not include accrued interest (settling flat). The price to be paid by investors for the Class A-I-2 Notes, Class A-I-3 Notes, Class A-I-4 Notes and Class A-I-5 Notes will include accrued interest from the Cut-off Date up to, but not including, the Closing Date.

ERISA Eligibility: The Offered Notes may be eligible for purchase by employee benefit plans and other plans and arrangements that are subject to ERISA or Section 4975 of the Code. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of an ERISA Plan's acquisition and ownership of such Offered Notes.

SMMEA Eligibility: The Offered Notes will not be SMMEA eligible.

Optional Redemption: With respect to the Group I Loans and Group II Loans, the Master Servicer will have the option to purchase all of the remaining home equity mortgage loans in such loan group or all of the related Notes on the Payment Date on which the aggregate principal balance of the home equity mortgage loans in such loan group after applying payments received in the related collection period falls below or is equal to 10% of their original aggregate principal balance as of the Cut-off Date. An optional redemption effected with respect to Group I Loans or Group II Loans will not require an optional redemption to be effected in the other group.

Pricing Prepayment

Speed: The Offered Notes will be priced based on the following collateral prepayment assumptions:

Group I Loans: 15% CPR in the 1st month building approximately 2.2727% per month until the 12th month, remaining at 40% CPR through month 24 and then decreasing approximately 0.4167% per month until month 36 to 35% CPR and remaining constant at 35% CPR thereafter.

Group II Loans 40% CPR, 15% Draw Rate.

Collateral Description: The home equity mortgage loans will be divided into the Group I Loans (fixed-rate, closed-end HELs) and Group II Loans (adjustable-rate, revolving HELOCs). The information below regarding each loan group is based on a preliminary pool of assets. The weighted average characteristics of the final pools are not expected to materially change at closing.

The "Group I Loans" are comprised of 6,036 fixed-rate, closed-end home equity loans totaling $269,046,020 as of the Statistical Cut-off Date, secured primarily by second liens on one- to four-family residential properties, with CLTVs not in excess of 100%. The aggregate principal balance of the Group I Loans as of the Cut-off Date is expected to be approximately $350,000,000.

The "Group II Loans" are comprised of 3,939 adjustable-rate, revolving home equity lines of credit totaling $195,905,350 as of the Statistical Cut-off Date, secured primarily by second liens on one- to four-family residential properties, with CLTVs not in excess of 100%. The aggregate principal balance of the Group II Loans as of the Cut-off Date is expected to be approximately $225,000,000.

Interest Accrual Period: Class A-I-1 and Class II Notes: from and including the preceding Payment Date (or, for the first Payment Date, the Closing Date) to but excluding the related Payment Date on an actual/360 basis.

Classes A-I-2 through A-I-5 Notes: calendar month preceding the related Payment Date on a 30/360 basis.

Payment Delay: For the Class A-I Notes (other than the Class A-I-1 Notes): 24 days. For the Class A-I-1 Notes and the Class A-II Notes: 0 days.

Class I Notes: The "Class A-I-1 Interest Rate" will be equal to the lesser of (a) 1-mo. LIBOR plus [ ]% per annum and (b) the Group I Net WAC Rate.

The Interest Rates for Class A-I-2 through Class A-I-5 Notes will be equal to the lesser of (a) the related fixed-rate coupon for each Class and (b) the Group I Net WAC Rate.

Any interest shortfalls due to the Group I Net WAC Rate (the "Group I Net WAC Cap Shortfalls") or prepayment interest shortfalls will carry forward with interest at the related interest rate for such Class I Note and will be reimbursed by excess interest from Loan Group I to the extent available. Any Relief Act shortfalls on the Group I Loans will be allocated to the Class I Notes pro rata based upon the interest that would have accrued on these Notes absent these reductions and will be repaid in the current period only, to the extent of Excess Interest available for that purpose.

Step-up Coupon: The Interest Rate for the Class A-I-4 Notes will increase by 0.50%, subject to the Group I Net WAC Rate, on the second Payment Date following the first possible optional redemption date for the Group I Loans.

Class II Notes: The "Class A-II Interest Rate" will be equal to the least of (a) 1-mo. LIBOR plus [ ]% per annum, (b) 17.25% per annum, and (c) the Group II Net WAC Rate. Any interest shortfalls on the Class II Notes due to the Group II Net WAC Rate (the "Group II Net WAC Cap Shortfalls") will carry forward with interest at the Class A-II Interest Rate and will be reimbursed by excess interest from Loan Group II to the extent available. Any Relief Act shortfalls with respect to the Group II Loans will be allocated to the Class A-II Notes and Class A-II Variable Funding Notes pro rata based upon the interest that would have accrued on these Notes absent these reductions and will be repaid in the current period only, to the extent of excess interest available for that purpose.

Net Mortgage

Rate: The "Net Mortgage Rate" for any home equity mortgage loan equals the mortgage rate minus (a) the master servicing fee, (b) the subservicing fee and (c) the rate at which the related policy premium is paid.

 Net WAC Rate: The "Net WAC Rate" will be equal to:

    With respect to the Class I Notes, the weighted average of the Net Mortgage Rates of the Group I Loans (adjusted in the case of the Class A-I-1 Notes to an effective rate reflecting the accrual of interest on an actual/360 basis) (the "Group I Net WAC Rate").

    With respect to the Class II Notes, the weighted average of the Net Mortgage Rates of the Group II Loans adjusted to an effective rate reflecting the accrual of interest on an actual /360 basis (the "Group II Net WAC Rate").

Net WAC Cap Shortfall: On any Payment Date and with respect to any class of Notes, the excess, if any, of (x) interest that would have accrued on such Notes at the applicable note rate without application of the related Net WAC Rate over (y) interest accrued thereon at the related Net WAC Rate.

Group I Policy and

Group II Policy: Group I:

The Group I financial guaranty insurance policy (the "Group I Policy") will provide 100% coverage of timely interest, principal portions of any allocated realized losses, and ultimate payment of principal by the latest stated final maturity date for the Class I Notes. The Group I Policy will not cover any prepayment interest shortfalls or Relief Act shortfalls nor any reduction in accrued interest due to the application of the Net WAC Rate applicable to the Class I Notes and is for the benefit of the Class I Noteholders only.

Group II:

The Group II financial guaranty insurance policy (the "Group II Policy") will provide 100% coverage of timely interest, principal portions of any allocated realized losses, and ultimate payment of principal by the stated final maturity date for the Class II Notes. The Group II Policy will not cover any Relief Act shortfalls nor any reduction in accrued interest due to the application of the Net WAC Rate applicable to the Class II Notes and is for the benefit of the Class II Noteholders only.

Credit Enhancement: Class I Notes:

    Group I excess interest,
    Overcollateralization and
    Group I Policy.

Class II Notes:

    Group II excess interest,
    Overcollateralization and
    Group II Policy.

 Excess Interest: Because the mortgagors are expected to pay more interest on the home equity mortgage loans than is necessary to pay interest on the related Notes, along with fees and expenses of the trust each month, there may be excess interest. On each Payment Date this excess interest from the related loan group may be used to protect the Notes against most types of losses by making an additional payment of principal up to the amount of the losses. Excess interest from the non-related loan group will not be available to cover any of these losses.

Overcollateralization: Group I:

On the Closing Date, the initial Overcollateralization Amount for the Group I Loans will be equal to 0.10%. Group I Excess Interest from the Group I Loans will be applied, to the extent not used to cover current or previously unpaid losses, pay the premium to the Credit Enhancer on the Group I Policy or reimburse the Credit Enhancer for prior draws on the Group I Policy, to make accelerated payments of principal to the Class I Notes then entitled to receive payments of principal, until the principal balance of the Group I Loans exceeds the aggregate Note Balance of the Group I Notes by a specified amount. This excess represents Overcollateralization. Initially, the Group I Required Overcollateralization Amount will be equal to 3.15% of the aggregate principal balance of the Group I Loans as of the Cut-off Date. The Group I Required Overcollateralization Amount may decrease in the future pursuant to the indenture.

Group II:

On the Closing Date, the principal amount of the Class II Notes issued will exceed the principal balance of the Group II Loans by approximately 1.25%. Beginning on the first Payment Date, any Group II Excess Interest not used to cover current or previously unpaid losses, pay the premium to the Credit Enhancer on the Group II Policy or reimburse the Credit Enhancer for prior draws on the Group II Policy, will be paid as principal to the Class II Notes to reduce the initial undercollateralization to zero and to ultimately build to the initial Group II Required Overcollateralization Amount of 1.25% of the aggregate principal balance of the Group II Loans as of the Cut-off Date. The Group II Required Overcollateralization Amount may decrease in the future pursuant to the indenture.

Group I Required

Overcollateralization

Amount: With respect to any Payment Date prior to the Group I Stepdown Date, the "Group I Required Overcollateralization Amount" will equal 3.15% of the aggregate balance of the Group I Loans as of the Cut-off Date. With respect to any Payment Date on or after the Group I Stepdown Date, the Group I Required Overcollateralization Amount will equal the lesser of (a) the initial Group I Required Overcollateralization Amount and (b) 6.30% of the then-current aggregate principal balance of the Group I Loans, subject to the Group I Overcollateralization Floor and to the satisfaction of certain conditions specified in the indenture.

Group I

Overcollateralization

Floor: An amount equal to 0.50% of the aggregate principal balance of the Group I Loans as of the Cut-off Date.

Group I Stepdown Date: The later of (a) the June 2008 Payment Date and (b) the Payment Date on which the aggregate principal balance of the Group I Loans after applying payments received in the related collection period is less than 50% of the initial aggregate principal balance of the Group I Loans as of the Cut-off Date, subject to the satisfaction of certain conditions specified in the indenture.

Group II Required

Overcollateralization

Amount: With respect to any Payment Date prior to the Group II Stepdown Date, the "Group II Required Overcollateralization Amount" will equal 1.25% of the aggregate principal balance of the Group II Loans as of the Cut-off Date. With respect to any Payment Date on or after the Group II Stepdown Date, the Group II Required Overcollateralization Amount will equal the lesser of (a) the initial Group II Required Overcollateralization Amount and (b) 2.50% of the then-current aggregate principal balance of the Group II Loans, subject to the Group II Overcollateralization Floor and to the satisfaction of certain conditions specified in the indenture.

Group II

Overcollateralization

Floor: An amount equal to 0.50% of the aggregate principal balance of the Group II Loans as of the Cut-off Date.

Group II Stepdown Date: The later of (a) the December 2007 Payment Date and (b) the Payment Date on which the aggregate principal balance of the Group II Loans after applying payments received in the related collection period is less than 50% of the initial aggregate principal balance of the Group II Loans, subject to the satisfaction of certain conditions specified in the indenture.

Priority of Distributions

for Group I:

On each Payment Date, principal and interest collections with respect to the Group I Loans and payments made under the Group I Policy will be allocated from the payment account in the following order of priority:

  To pay accrued interest due on the Class I Notes pro rata, as reduced by any prepayment interest shortfalls, Group I Net WAC Cap Shortfalls, and Group I Relief Act shortfalls;

  To pay as principal on the Class I Notes, an amount equal to the Group I principal collection distribution amount for such Payment Date;

  To pay as principal on the Class I Notes, an amount equal to the Group I liquidation loss distribution amount for such Payment Date;

  To pay the Credit Enhancer the premium for the Group I Policy and any previously unpaid premiums for the Group I Policy, with interest;

  To reimburse the Credit Enhancer for prior draws made on the Group I Policy, other than those attributable to excess loss amounts, with interest;

  To pay as additional principal on the Class I Notes, an amount from excess interest on the Group I Loans, to bring the amount of Overcollateralization up to the Group I Required Overcollateralization Amount for such Payment Date;

  To pay the Credit Enhancer any other amounts owed to it under the insurance agreement with respect to the Group I Policy;

  To pay the Class I Notes any prepayment interest shortfalls on the Group I Loans with respect to the current period or remaining unpaid from any previous collection periods with interest;

  To pay the Class I Notes, pro rata, any current period and previously unpaid Group I Net WAC Cap Shortfalls, with interest, based on the related shortfall amounts;

  To pay the Class I Notes current period Relief Act shortfalls with respect to the Group I Loans; and

  To pay any remaining amounts to the certificateholders.

 Priority of Distributions
for Group II:

 On each Payment Date, principal and interest collections with respect to the Group II Loans and payments made under the Group II Policy will be allocated from the payment account in the following order of priority:

  To pay accrued interest on the Class A-II Notes and the Class A-II Variable Funding Notes, pro rata, as reduced by any Group II Net WAC Cap Shortfalls or Group II Relief Act shortfalls;

  To pay principal on the Class A-II Notes and Class A-II Variable Funding Notes, pro rata, an amount equal to the Group II principal collection distribution amount for that Payment Date;

  To pay as principal on the Class A-II Notes and Class A-II Variable Funding Notes, pro rata, an amount equal to the Group II liquidation loss distribution amount for such Payment Date;

  To pay the Credit Enhancer the premium for the Group II Policy and any previously unpaid premiums for the Group II Policy, with interest;

  To reimburse the Credit Enhancer for certain prior draws made on the Group II Policy, other than those attributable to excess loss amounts, with interest;

  To pay principal on the Class A-II Notes and Class A-II Variable Funding Notes, pro rata, an amount from excess interest on the Group II Loans, to bring the amount of Overcollateralization up to the Group II Required Overcollateralization Amount for that Payment Date;

  To pay the Credit Enhancer any other amounts owed to it under the insurance agreement with respect to the Group II Policy;

  To pay the Class A-II Notes and Class A-II Variable Funding Notes, pro rata, any current period and previously unpaid Group II Net WAC Cap Shortfalls, with interest, based on the related shortfall amounts from collections relating to the Group II Loans;

  To pay the holders of the Class A-II Notes and Class A-II Variable Funding Notes current period Relief Act shortfalls with respect to the Group II Loans; and

  To pay any remaining amounts to the certificateholders.

Principal Distributions: Group I:

Amounts distributable as principal on the Class I Notes on each Payment Date will be distributed first, to the holders of the Class A-I-5 Notes based on the Lockout Distribution Percentage of the Group I principal distribution amount, until the principal balance of the Class A-I-5 Notes has been reduced to zero; second, to the holders of the Class A-I-1 Notes, until the principal balance of the Class A-I-1 Notes has been reduced to zero; third, to the holders of the Class A-I-2 Notes, until the principal balance of the Class A-I-2 Notes has been reduced to zero; fourth, to the holders of the Class A-I-3 Notes, until the principal balance of the Class A-I-3 Notes has been reduced to zero; fifth, to the holders of the Class A-I-4 Notes, until the principal balance of the Class A-I-4 Notes has been reduced to zero; and sixth, to the holders of the Class A-I-5 Notes, until the principal balance of the Class A-1-5 Notes has been reduced to zero.

Group II:

On each Payment Date, the Group II principal distribution amount for the Class A-II Notes and Variable Funding Notes will be distributed to the Class A-II Notes and Variable Funding Notes pro rata and will equal:

(a) Net Principal Collections from Loan Group II, if the Payment Date is during the Revolving Period and an amortization event has not occurred; or

(b) Principal collections from Loan Group II, if the Payment Date is after the Revolving Period or an amortization event has occurred.

Lockout

Distribution Percentage: For the Class A-I-5 Notes and any Payment Date, the indicated percentage of the Lockout Note Percentage for such Payment Date:

Payment Date Occurring In

December 2005 through November 2008 0%

December 2008 through November 2010 45%

December 2010 through November 2011 80%

December 2011 through November 2012 100%

December 2012 and thereafter 300%

Lockout Note Percentage: For the Class A-I-5 Notes and any Payment Date, the percentage equal to the principal balance of the Class A-I-5 Notes immediately prior to such Payment Date divided by the aggregate principal balance of the Class I Notes immediately prior to such Payment Date.

Net Principal Collections: With respect to Loan Group II and on any Payment Date, the excess, if any, of (x) principal collections with respect to Loan Group II for such Payment Date over (y) the aggregate amount of additional balances for such loan group accumulated during the related collection period and conveyed to the trust.

Revolving Period: The period commencing on the Closing Date and ending on November 30, 2010.

Class A-I Sensitivity Analysis
To 10% Call

Prepayment Assumptions	0 PPC	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Class A-I-1
Average Life (Years)	10.94	1.81	1.23	0.95	0.78	0.66	0.58
Modified Duration (Years) (1)	8.21	1.68	1.17	0.91	0.75	0.64	0.56
First Principal Pmt Date	12/25/2005	12/25/2005	12/25/2005	12/25/2005	12/25/2005	12/25/2005	12/25/2005
Last Principal Pmt Date	09/25/2020	04/25/2010	08/25/2008	11/25/2007	06/25/2007	02/25/2007	12/25/2006
Principal Window (Months)	178	53	33	24	19	15	13
Class A-I-2
Average Life (Years)	14.82	5.14	3.16	2.20	1.72	1.40	1.18
Modified Duration (Years) (1)	10.05	4.39	2.84	2.03	1.60	1.32	1.11
First Principal Pmt Date	09/25/2020	04/25/2010	08/25/2008	11/25/2007	06/25/2007	02/25/2007	12/25/2006
Last Principal Pmt Date	09/25/2020	12/25/2011	07/25/2009	05/25/2008	10/25/2007	06/25/2007	03/25/2007
Principal Window (Months)	1	21	12	7	5	5	4
Class A-I-3
Average Life (Years)	15.07	8.35	4.63	3.10	2.21	1.76	1.46
Modified Duration (Years) (1)	10.08	6.53	4.00	2.78	2.04	1.64	1.37
First Principal Pmt Date	09/25/2020	12/25/2011	07/25/2009	05/25/2008	10/25/2007	06/25/2007	03/25/2007
Last Principal Pmt Date	11/25/2021	06/25/2016	11/25/2011	10/25/2009	08/25/2008	11/25/2007	07/25/2007
Principal Window (Months)	15	55	29	18	11	6	5
Class A-I-4
Average Life (Years)	15.99	10.57	6.89	4.65	3.26	2.27	1.82
Modified Duration (Years) (1)	10.16	7.70	5.53	3.97	2.89	2.07	1.68
First Principal Pmt Date	11/25/2021	06/25/2016	11/25/2011	10/25/2009	08/25/2008	11/25/2007	07/25/2007
Last Principal Pmt Date	11/25/2021	06/25/2016	12/25/2012	12/25/2010	09/25/2009	09/25/2008	11/25/2007
Principal Window (Months)	1	1	14	15	14	11	5
Class A-I-5
Average Life (Years)	11.74	6.98	5.94	4.71	3.75	2.90	2.20
Modified Duration (Years) (1)	8.30	5.58	4.90	4.03	3.30	2.62	2.02
First Principal Pmt Date	12/25/2008	12/25/2008	12/25/2008	12/25/2008	12/25/2008	09/25/2008	11/25/2007
Last Principal Pmt Date	09/25/2020	06/25/2016	12/25/2012	12/25/2010	09/25/2009	10/25/2008	02/25/2008
Principal Window (Months)	142	91	49	25	10	2	4

(1) Assumes price of 100%.

Class A-I Sensitivity Analysis
To Maturity

Prepayment Assumptions	0 PPC	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Class A-I-1
Average Life (Years)	10.94	1.81	1.23	0.95	0.78	0.66	0.58
Modified Duration (Years) (1)	8.21	1.68	1.17	0.91	0.75	0.64	0.56
First Principal Pmt Date	12/25/2005	12/25/2005	12/25/2005	12/25/2005	12/25/2005	12/25/2005	12/25/2005
Last Principal Pmt Date	09/25/2020	04/25/2010	08/25/2008	11/25/2007	06/25/2007	02/25/2007	12/25/2006
Principal Window (Months)	178	53	33	24	19	15	13
Class A-I-2
Average Life (Years)	14.82	5.14	3.16	2.20	1.72	1.40	1.18
Modified Duration (Years) (1)	10.05	4.39	2.84	2.03	1.60	1.32	1.11
First Principal Pmt Date	09/25/2020	04/25/2010	08/25/2008	11/25/2007	06/25/2007	02/25/2007	12/25/2006
Last Principal Pmt Date	09/25/2020	12/25/2011	07/25/2009	05/25/2008	10/25/2007	06/25/2007	03/25/2007
Principal Window (Months)	1	21	12	7	5	5	4
Class A-I-3
Average Life (Years)	15.21	8.39	4.63	3.10	2.21	1.76	1.46
Modified Duration (Years) (1)	10.14	6.55	4.00	2.78	2.04	1.64	1.37
First Principal Pmt Date	09/25/2020	12/25/2011	07/25/2009	05/25/2008	10/25/2007	06/25/2007	03/25/2007
Last Principal Pmt Date	08/25/2023	03/25/2017	11/25/2011	10/25/2009	08/25/2008	11/25/2007	07/25/2007
Principal Window (Months)	36	64	29	18	11	6	5
Class A-I-4
Average Life (Years)	21.15	13.67	9.45	5.39	3.29	2.27	1.82
Modified Duration (Years) (1)	11.85	9.18	6.99	4.45	2.91	2.07	1.68
First Principal Pmt Date	08/25/2023	03/25/2017	11/25/2011	10/25/2009	08/25/2008	11/25/2007	07/25/2007
Last Principal Pmt Date	01/25/2031	08/25/2021	09/25/2020	05/25/2017	02/25/2010	09/25/2008	11/25/2007
Principal Window (Months)	90	54	107	92	19	11	5
Class A-I-5
Average Life (Years)	11.74	7.04	6.33	5.89	5.04	3.94	2.88
Modified Duration (Years) (1)	8.30	5.61	5.15	4.85	4.26	3.44	2.59
First Principal Pmt Date	12/25/2008	12/25/2008	12/25/2008	12/25/2008	12/25/2008	09/25/2008	11/25/2007
Last Principal Pmt Date	09/25/2020	09/25/2020	09/25/2020	03/25/2017	08/25/2014	09/25/2012	03/25/2011
Principal Window (Months)	142	142	142	100	69	49	41

(1) Assumes price of 100%.

Class A-II Sensitivity Analysis Table
To 10% Call

Weighted Average Life	Draw	0 CPR	30 CPR	35 CPR	40 CPR	45 CPR	50 CPR	55 CPR
Average Life (Years)	0%	16.21	2.48	2.06	1.75	1.50	1.29	1.13
Modified Duration (Years) (1)		11.15	2.22	1.88	1.61	1.39	1.21	1.06
First Principal Pmt Date		12/25/2005	12/25/2005	12/25/2005	12/25/2005	12/25/2005	12/25/2005	12/25/2005
Last Principal Pmt Date		03/25/2029	05/25/2012	04/25/2011	06/25/2010	10/25/2009	03/25/2009	10/25/2008
Principal Window (Months)		280	78	65	55	47	40	35
Average Life (Years)	10%	16.25	3.41	2.71	2.20	1.82	1.53	1.31
Modified Duration (Years) (1)		11.17	2.97	2.41	1.99	1.67	1.42	1.22
First Principal Pmt Date		12/25/2005	12/25/2005	12/25/2005	12/25/2005	12/25/2005	12/25/2005	12/25/2005
Last Principal Pmt Date		06/25/2029	02/25/2015	01/25/2013	08/25/2011	08/25/2010	11/25/2009	04/25/2009
Principal Window (Months)		283	111	86	69	57	48	41
Average Life (Years)	15%	16.26	4.07	3.19	2.55	2.07	1.70	1.43
Modified Duration (Years) (1)		11.18	3.49	2.80	2.28	1.88	1.57	1.33
First Principal Pmt Date		12/25/2005	12/25/2005	12/25/2005	12/25/2005	12/25/2005	12/25/2005	12/25/2005
Last Principal Pmt Date		06/25/2029	04/25/2017	07/25/2014	08/25/2012	04/25/2011	04/25/2010	08/25/2009
Principal Window (Months)		283	137	104	81	65	53	45
Average Life (Years)	20%	16.26	4.93	3.81	2.99	2.38	1.92	1.58
Modified Duration (Years) (1)		11.18	4.15	3.29	2.65	2.15	1.76	1.46
First Principal Pmt Date		12/25/2005	12/25/2005	12/25/2005	12/25/2005	12/25/2005	12/25/2005	12/25/2005
Last Principal Pmt Date		06/25/2029	09/25/2020	09/25/2016	01/25/2014	02/25/2012	11/25/2010	12/25/2009
Principal Window (Months)		283	178	130	98	75	60	49
Average Life (Years)	25%	16.27	6.01	4.60	3.57	2.81	2.23	1.79
Modified Duration (Years) (1)		11.18	4.99	3.91	3.11	2.50	2.02	1.64
First Principal Pmt Date		12/25/2005	12/25/2005	12/25/2005	12/25/2005	12/25/2005	12/25/2005	12/25/2005
Last Principal Pmt Date		06/25/2029	09/25/2020	11/25/2019	03/25/2016	06/25/2013	09/25/2011	07/25/2010
Principal Window (Months)		283	178	168	124	91	70	56

(1) Assumes price of 100%.

Class A-II Sensitivity Analysis Table
To Maturity

Weighted Average Life	Draw	0 CPR	30 CPR	35 CPR	40 CPR	45 CPR	50 CPR	55 CPR
Average Life (Years)	0%	16.30	2.70	2.24	1.90	1.63	1.41	1.23
Modified Duration (Years) (1)		11.19	2.37	2.01	1.72	1.49	1.30	1.14
First Principal Pmt Date		12/25/2005	12/25/2005	12/25/2005	12/25/2005	12/25/2005	12/25/2005	12/25/2005
Last Principal Pmt Date		06/25/2031	06/25/2020	02/25/2018	04/25/2016	10/25/2014	07/25/2013	07/25/2012
Principal Window (Months)		307	175	147	125	107	92	80
Average Life (Years)	10%	16.33	3.54	2.85	2.35	1.96	1.66	1.42
Modified Duration (Years) (1)		11.20	3.04	2.51	2.10	1.78	1.52	1.31
First Principal Pmt Date		12/25/2005	12/25/2005	12/25/2005	12/25/2005	12/25/2005	12/25/2005	12/25/2005
Last Principal Pmt Date		07/25/2031	02/25/2021	09/25/2020	09/25/2018	08/25/2016	12/25/2014	08/25/2013
Principal Window (Months)		308	183	178	154	129	109	93
Average Life (Years)	15%	16.33	4.14	3.29	2.66	2.19	1.83	1.54
Modified Duration (Years) (1)		11.20	3.52	2.86	2.36	1.97	1.67	1.42
First Principal Pmt Date		12/25/2005	12/25/2005	12/25/2005	12/25/2005	12/25/2005	12/25/2005	12/25/2005
Last Principal Pmt Date		07/25/2031	09/25/2022	09/25/2020	06/25/2020	11/25/2017	12/25/2015	04/25/2014
Principal Window (Months)		308	202	178	175	144	121	101
Average Life (Years)	20%	16.34	4.93	3.85	3.07	2.49	2.05	1.70
Modified Duration (Years) (1)		11.21	4.15	3.32	2.70	2.22	1.85	1.56
First Principal Pmt Date		12/25/2005	12/25/2005	12/25/2005	12/25/2005	12/25/2005	12/25/2005	12/25/2005
Last Principal Pmt Date		07/25/2031	04/25/2024	08/25/2021	09/25/2020	06/25/2019	01/25/2017	03/25/2015
Principal Window (Months)		308	221	189	178	163	134	112
Average Life (Years)	25%	16.34	6.01	4.60	3.61	2.87	2.32	1.90
Modified Duration (Years) (1)		11.21	5.00	3.92	3.13	2.54	2.09	1.73
First Principal Pmt Date		12/25/2005	12/25/2005	12/25/2005	12/25/2005	12/25/2005	12/25/2005	12/25/2005
Last Principal Pmt Date		07/25/2031	11/25/2025	03/25/2023	11/25/2020	09/25/2020	07/25/2018	05/25/2016
Principal Window (Months)		308	240	208	180	178	152	126

(1) Assumes price of 100%.

Class A-I-1 Net WAC Rate Schedule
Period	Payment Date	Net WAC Rate (%)(1)
1	12/25/2005	9.020
2	1/25/2006	7.565
3	2/25/2006	7.566
4	3/25/2006	8.377
5	4/25/2006	7.566
6	5/25/2006	7.819
7	6/25/2006	7.567
8	7/25/2006	7.820
9	8/25/2006	7.568
10	9/25/2006	7.568
11	10/25/2006	7.821
12	11/25/2006	7.570
13	12/25/2006	7.823
14	1/25/2007	7.571
15	2/25/2007	7.572
16	3/25/2007	8.384
17	4/25/2007	7.573
18	5/25/2007	7.826
19	6/25/2007	7.574
20	7/25/2007	7.827
21	8/25/2007	7.575
22	9/25/2007	7.576
23	10/25/2007	7.829
24	11/25/2007	7.577

      Run at the pricing speed to call.

Group II Net WAC Rate Schedule
Period	Payment Date	Net WAC Rate (%)(1)	Period	Payment Date	Net WAC Rate (%)(1)	Period	Payment Date	Net WAC Rate (%)(1)
1	12/25/2005	7.430	36	11/25/2008	8.298	71	10/25/2011	8.574
2	1/25/2006	6.490	37	12/25/2008	8.575	72	11/25/2011	8.298
3	2/25/2006	6.499	38	1/25/2009	8.298	73	12/25/2011	8.574
4	3/25/2006	9.182	39	2/25/2009	8.298	74	1/25/2012	8.297
5	4/25/2006	8.294	40	3/25/2009	9.187	75	2/25/2012	8.297
6	5/25/2006	8.571	41	4/25/2009	8.298	76	3/25/2012	8.870
7	6/25/2006	8.295	42	5/25/2009	8.575	77	4/25/2012	8.297
8	7/25/2006	8.572	43	6/25/2009	8.298	78	5/25/2012	8.574
9	8/25/2006	8.296	44	7/25/2009	8.575	79	6/25/2012	8.297
10	9/25/2006	8.297	45	8/25/2009	8.298	80	7/25/2012	8.574
11	10/25/2006	8.574	46	9/25/2009	8.298	81	8/25/2012	8.298
12	11/25/2006	8.297	47	10/25/2009	8.575
13	12/25/2006	8.574	48	11/25/2009	8.298
14	1/25/2007	8.297	49	12/25/2009	8.575
15	2/25/2007	8.297	50	1/25/2010	8.298
16	3/25/2007	9.187	51	2/25/2010	8.298
17	4/25/2007	8.298	52	3/25/2010	9.187
18	5/25/2007	8.574	53	4/25/2010	8.298
19	6/25/2007	8.298	54	5/25/2010	8.575
20	7/25/2007	8.574	55	6/25/2010	8.298
21	8/25/2007	8.298	56	7/25/2010	8.575
22	9/25/2007	8.298	57	8/25/2010	8.298
23	10/25/2007	8.575	58	9/25/2010	8.298
24	11/25/2007	8.298	59	10/25/2010	8.575
25	12/25/2007	8.575	60	11/25/2010	8.298
26	1/25/2008	8.298	61	12/25/2010	8.575
27	2/25/2008	8.298	62	1/25/2011	8.298
28	3/25/2008	8.871	63	2/25/2011	8.298
29	4/25/2008	8.298	64	3/25/2011	9.187
30	5/25/2008	8.575	65	4/25/2011	8.298
31	6/25/2008	8.298	66	5/25/2011	8.574
32	7/25/2008	8.575	67	6/25/2011	8.298
33	8/25/2008	8.298	68	7/25/2011	8.574
34	9/25/2008	8.298	69	8/25/2011	8.298
35	10/25/2008	8.575	70	9/25/2011	8.298

    Run at the pricing speed to call and assuming Prime stays constant at 7.00%.

Description of the Group I Collateral

Statistical Collateral Summary

(as of the Statistical Cut-off Date)

Summary Statistics	Range (if Applicable)

Number of Loans:	6,036
Minimum	Maximum

Aggregate Current Principal Balance:	$269,046,020
Average Current Principal Balance:	$44,574	$5,872	$300,000

Aggregate Original Principal Balance:	$270,267,998
Average Original Principal Balance:	$44,776	$9,750	$300,000

Weighted Average Gross Loan Rate:	8.55%	5.50%	14.88%

Weighted Average Original Term (months):	198	60	360
Weighted Average Remaining Term (months):	196	51	360

Weighted Average Original Combined LTV:	93.34%	18.00%	100.00%

Weighted Average Credit Score:	719	619	839

Weighted Average Borrower DTI:	38.60%	5.00%	55.00%

Balloon Loans (% of Total) :	63.54%

Weighted Average Junior Ratio:	20.36%	2.71%	91.82%

Lien Position (1st/2nd):	0.15% / 99.85%

Geographic Distribution (Top 5):	TX	16.1%
CA	12.2%
VA	8.2%
MN	7.1%
FL	5.3%

Credit Scores as of the Date of Origination of the Group I Loans

Range of Credit Scores	Number of Group I Loans	Statistical Cut-off Date Principal Balance	% of Loan Group I by Statistical Cut-off Date Principal Balance	Average Principal Balance	Weighted Average Combined LTV Ratio	Weighted Average Residual Income	Weighted Average Junior Ratio
600 - 619	1	$99,889	0.04%	$99,889	100.00%	$5,814	20.00%
620 - 639	245	9,614,489	3.57	39,243	92.16	4,555	21.02
640 - 659	431	17,937,720	6.67	41,619	90.96	5,221	20.81
660 - 679	603	27,468,951	10.21	45,554	93.70	5,754	20.16
680 - 699	870	41,213,009	15.32	47,371	93.20	6,376	20.54
700 - 719	888	42,120,109	15.66	47,433	94.11	5,989	21.22
720 - 739	860	38,771,418	14.41	45,083	94.64	5,619	20.52
740 - 759	826	36,034,349	13.39	43,625	93.94	7,899	19.41
760 - 779	660	28,369,122	10.54	42,984	93.24	5,918	19.70
780 - 799	446	19,470,260	7.24	43,655	91.44	6,438	20.67
800 or Greater	206	7,946,704	2.95	38,576	91.32	6,085	18.71
Total:	6,036	$269,046,020	100.00%	$44,574	93.34%	$6,152	20.36%

As of the Statistical Cut-off Date, the weighted average Credit Score of the Group I Loans was approximately 719.

Loan Rates of the Group I Loans
Range of Loan Rates (%)	Number of Group I Loans	Statistical Cut-off Date Principal Balance	% of Loan Group I by Statistical Cut-off Date Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Combined LTV Ratio	Weighted Average Residual Income	Weighted Average Junior Ratio
5.001 - 5.500	1	$59,601	0.02%	$59,601	753	100.00%	$2,918	38.22%
5.501 - 6.000	6	157,546	0.06	26,258	756	88.83	8,667	15.64
6.001 - 6.500	149	7,650,104	2.84	51,343	754	78.21	8,860	25.43
6.501 - 7.000	439	20,643,448	7.67	47,024	745	86.85	7,093	20.41
7.001 - 7.500	822	34,701,856	12.90	42,216	739	89.10	7,054	18.68
7.501 - 8.000	1,213	53,466,132	19.87	44,078	730	92.98	5,598	20.36
8.001 - 8.500	907	39,661,128	14.74	43,728	717	94.79	5,320	20.24
8.501 - 9.000	707	32,195,040	11.97	45,538	713	95.52	6,849	21.00
9.001 - 9.500	507	22,538,167	8.38	44,454	707	96.82	4,990	20.20
9.501 - 10.000	498	21,418,977	7.96	43,010	699	96.71	5,413	20.69
10.001 - 10.500	282	12,718,068	4.73	45,100	692	96.98	6,108	20.29
10.501 - 11.000	234	11,166,777	4.15	47,721	682	97.01	6,248	20.30
11.001 - 11.500	129	5,834,519	2.17	45,229	675	97.14	5,559	19.93
11.501 - 12.000	76	3,869,189	1.44	50,910	680	97.02	7,962	21.53
12.001 - 12.500	24	1,382,319	0.51	57,597	674	98.60	9,416	20.58
12.501 - 13.000	23	899,723	0.33	39,118	697	97.35	6,187	19.68
13.001 - 13.500	18	669,528	0.25	37,196	685	97.58	8,780	18.02
14.501 - 15.000	1	13,898	0.01	13,898	628	90.00	5,687	11.11
Total:	6,036	$269,046,020	100.00%	$44,574	719	93.34%	$6,152	20.36%

As of the Statistical Cut-off Date, the weighted average Loan Rate of the Group I Loans was approximately 8.547% per annum.

Principal Balances of the Group I Loans

Range of Principal Balances ($)	Number of Group I Loans	Statistical Cut-off Date Principal Balance	% of Loan Group I by Statistical Cut-off Date Principal Balance	Weighted Average Credit Score	Weighted Average Combined LTV Ratio	Weighted Average Residual Income	Weighted Average Junior Ratio
0.01 - 25,000.00	1,416	$26,661,471	9.91%	723	92.47%	$4,344	14.56%
25,000.01 - 50,000.00	2,825	101,973,555	37.90	718	94.26	4,566	18.57
50,000.01 - 75,000.00	1113	68,048,878	25.29	716	93.75	5,703	20.91
75,000.01 - 100,000.00	422	36,689,895	13.64	716	93.83	6,939	22.99
100,000.01 - 125,000.00	138	15,404,244	5.73	728	92.56	7,769	24.85
125,000.01 - 150,000.00	65	8,967,712	3.33	720	91.89	10,442	26.32
150,000.01 - 175,000.00	18	2,886,385	1.07	706	87.22	9,342	30.47
175,000.01 - 200,000.00	23	4,427,615	1.65	722	86.26	15,684	25.32
200,000.01 - 225,000.00	4	852,056	0.32	741	83.04	16,287	30.27
225,000.01 - 250,000.00	7	1,704,643	0.63	760	85.68	41,230	27.72
250,000.01 - 275,000.00	1	275,000	0.10	700	60.00	6,745	19.30
275,000.01 - 300,000.00	4	1,154,566	0.43	729	82.96	33,688	28.59
Total:	6,036	$269,046,020	100.00%	719	93.34%	$6,152	20.36%

As of the Statistical Cut-off Date, the average unpaid principal balance of the Group I Loans was approximately $44,574.

Original Combined LTV Ratios of the Group I Loans

Range of Original Combined LTV Ratios (%)	Number of Group I Loans	Statistical Cut-off Date Principal Balance	% of Loan Group I by Statistical Cut-off Date Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Residual Income	Weighted Average Junior Ratio
10.01 - 20.00	1	$49,147	0.02%	$49,147	812	$3,214	N/A
20.01 - 30.00	6	283,821	0.11	47,304	785	5,790	47.25
30.01 - 40.00	16	1,056,573	0.39	66,036	720	9,867	41.80
40.01 - 50.00	23	1,204,073	0.45	52,351	736	7,519	28.28
50.01 - 60.00	50	2,894,323	1.08	57,886	714	6,179	28.78
60.01 - 70.00	100	5,903,553	2.19	59,036	716	6,624	30.58
70.01 - 75.00	75	4,298,754	1.60	57,317	712	10,899	26.66
75.01 - 80.00	201	12,792,999	4.75	63,647	718	7,699	25.57
80.01 - 85.00	206	7,373,450	2.74	35,793	712	5,587	21.08
85.01 - 90.00	1,253	44,716,255	16.62	35,687	716	7,157	15.91
90.01 - 95.00	1,386	57,858,037	21.50	41,745	724	6,958	18.47
95.01 - 100.00	2,719	130,615,036	48.55	48,038	718	5,134	21.04
Total:	6,036	$269,046,020	100.00%	$44,574	719	$6,152	20.36%

At origination, the weighted average combined LTV ratio of the Group I Loans was approximately 93.34%.

Junior Ratio of the Group I Loans

Range of Junior Ratios (%)	Number of Group I Loans	Statistical Cut-off Date Principal Balance	% of Loan Group I by Statistical Cut-off Date Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Combined LTV Ratio	Weighted Average Residual Income
0.01 - 5.00	28	$440,703	0.16%	$15,739	725	81.71%	$7,246
5.01 - 10.00	317	7,684,556	2.86	24,242	718	86.55	6,667
10.01 - 15.00	1,120	35,725,343	13.30	31,898	718	88.82	7,899
15.01 - 20.00	3,461	155,467,956	57.87	44,920	721	97.38	5,666
20.01 - 25.00	483	26,350,204	9.81	54,555	712	91.82	7,886
25.01 - 30.00	271	17,402,379	6.48	64,215	715	87.36	5,726
30.01 - 40.00	227	15,314,935	5.70	67,467	709	86.24	4,902
40.01 - 50.00	82	6,644,716	2.47	81,033	716	82.14	5,560
50.01 - 60.00	28	2,467,643	0.92	88,130	729	78.55	4,948
60.01 - 70.00	9	884,984	0.33	98,332	702	68.46	4,110
70.01 - 80.00	2	159,921	0.06	79,960	709	88.95	9,098
80.01 - 90.00	1	52,922	0.02	52,922	809	24.00	3,911
90.01 - 100.00	1	49,715	0.02	49,715	765	39.00	5,852
Total:	6,030	$268,645,975	100.00%	$44,552	719	93.40%	$6,151

The preceding table excludes Group I Loans secured by first liens on the related mortgaged property. With respect to each Group I Loan secured by a second lien on the related mortgaged property, the junior ratio is the ratio of the original principal balance of such Group I Loan to the sum of (i) the original principal balance of such Group I Loan, and (ii) the unpaid principal balance of any senior lien at the time of the origination of such Group I Loan.

As of the Statistical Cut-off Date, the weighted average junior ratio of the Group I Loans was approximately 20.36%.

Original Term to Maturity of the Group I Loans
Range of Months	Number of Group I Loans	Statistical Cut-off Date Principal Balance	% of Loan Group I by Statistical Cut-off Date Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Combined LTV Ratio	Weighted Average Residual Income	Weighted Average Junior Ratio
1 - 96	13	$511,217	0.19%	$39,324	742	82.33%	$5,861	25.05%
109 - 120	64	2,217,971	0.82	34,656	718	81.38	5,342	27.38
169 - 180	5,059	216,183,264	80.35	42,732	718	94.15	5,955	19.91
181 - 288	396	18,934,165	7.04	47,814	714	86.89	5,424	25.61
289 - 300	447	27,712,686	10.30	61,997	727	92.42	8,035	19.20
301 and Over	57	3,486,717	1.30	61,170	708	94.31	7,721	23.74
Total:	6,036	$269,046,020	100.00%	$44,574	719	93.34%	$6,152	20.36%

As of the Statistical Cut-off Date, the weighted average original term to maturity of the Group I Loans was approximately 198 months.

Remaining Term to Maturity of the Group I Loans
Range of Months Remaining to Scheduled Maturity	Number of Group I Loans	Statistical Cut-off Date Principal Balance	% of Loan Group I by Statistical Cut-off Date Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Combined LTV Ratio	Weighted Average Residual Income	Weighted Average Junior Ratio
1 - 96	13	511,217	0.19%	39,324	742	82.33%	5,861	25.05%
109 - 120	64	2,217,971	0.82	34,656	718	81.38	5,342	27.38
157 - 168	9	368,001	0.14	40,889	719	87.99	4,069	22.52
169 - 180	5,050	215,815,263	80.21	42,736	718	94.17	5,958	19.91
181 - 288	396	18,934,165	7.04	47,814	714	86.89	5,424	25.61
289 - 300	447	27,712,686	10.30	61,997	727	92.42	8,035	19.20
301 and Over	57	3,486,717	1.30	61,170	708	94.31	7,721	23.74
Total:	6,036	$269,046,020	100.00%	$44,574	719	93.34%	$6,152	20.36%

As of the Statistical Cut-off Date, the weighted average remaining term to maturity of the Group I Loans was approximately 196 months.

Year of Origination of the Group I Loans
Year of Origination	Number of Group I Loans	Statistical Cut-off Date Principal Balance	% of Loan Group I by Statistical Cut-off Date Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Combined LTV Ratio	Weighted Average Residual Income	Weighted Average Junior Ratio
2004	57	2,767,333	1.03%	48,550	713	88.61%	6,428	20.57%
2005	5,979	266,278,687	98.97	44,536	719	93.39	6,149	20.35
Total:	6,036	$269,046,020	100.00%	$44,574	719	93.34%	$6,152	20.36%

Geographic Distribution of the Mortgage Properties of the Group I Loans
State	Number of Group I Loans	Statistical Cut-off Date Principal Balance	% of Loan Group I by Statistical Cut-off Date Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Combined LTV Ratio	Weighted Average Residual Income	Weighted Average Junior Ratio
Texas	1,298	$43,375,910	16.12%	$33,417	736	95.10%	$6,529	17.79%
California	465	32,761,418	12.18	70,455	713	91.31	6,541	20.05
Virginia	335	21,979,495	8.17	65,610	724	92.68	7,413	18.90
Minnesota	433	19,048,187	7.08	43,991	722	88.97	4,741	23.28
Florida	300	14,392,616	5.35	47,975	714	93.49	9,735	21.85
Maryland	196	11,657,250	4.33	59,476	714	92.46	6,407	20.20
Colorado	270	11,356,532	4.22	42,061	724	94.30	5,277	19.70
Washington	256	11,169,120	4.15	43,629	720	95.08	5,049	19.27
Georgia	281	10,479,132	3.89	37,292	710	96.84	4,829	20.62
Arizona	210	9,518,411	3.54	45,326	711	93.16	6,132	21.83
Illinois	152	7,022,537	2.61	46,201	709	95.16	5,771	20.22
New Jersey	136	6,763,914	2.51	49,735	707	93.34	5,144	19.55
Other	1704	69,521,499	25.84	40,799	714	93.59	5,645	21.62
Total:	6,036	$269,046,020	100.00%	$44,574	719	93.34%	$6,152	20.36%

(1) Other includes states and the District of Columbia with under 2.50% concentrations individually.

Property Type of the Group I Loans
Property Type	Number of Group I Loans	Statistical Cut-off Date Principal Balance	% of Loan Group I by Statistical Cut-off Date Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Combined LTV Ratio	Weighted Average Residual Income	Weighted Average Junior Ratio
Single Family Residence	3,678	$163,921,987	60.93%	$44,568	716	92.08%	$6,013	21.62%
PUD Detached	1,376	62,214,263	23.12	45,214	723	95.09	6,834	18.24
Condominium	524	22,133,552	8.23	42,240	727	95.98	5,408	18.49
PUD Attached	244	11,070,866	4.11	45,372	723	94.77	5,950	19.20
Townhouse	67	2,825,747	1.05	42,175	716	96.15	4,825	19.61
Multifamily (2-4 Units)	147	6,879,605	2.56	46,800	716	95.69	6,621	17.46
Total:	6,036	$269,046,020	100.00%	$44,574	719	93.34%	$6,152	20.36%

Purpose of the Group I Loans
Purpose	Number of Group I Loans	Statistical Cut-off Date Principal Balance	% of Loan Group I by Statistical Cut-off Date Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Combined LTV Ratio	Weighted Average Residual Income	Weighted Average Junior Ratio
Purchase Money	3,750	$164,450,000	61.12%	$43,853	726	97.00%	$6,545	18.22%
Cash	698	30,755,422	11.43	44,062	711	86.57	5,238	23.13
Debt Consolidation	862	43,498,391	16.17	50,462	700	87.62	4,868	26.95
Lower Rate/Reduced	637	25,225,748	9.38	39,601	712	89.74	6,627	18.85
Home Improvement	66	3,470,487	1.29	52,583	716	85.00	6,301	23.04
Texas Cash Out	15	1,307,917	0.49	87,194	763	74.08	13,200	30.68
Other	7	311,454	0.12	44,493	722	93.55	4,937	15.28
Asset Acquisition	1	26,600	0.01	26,600	745	100.00	1,871	20.00%
Total:	6,036	$269,046,020	100.00%	$44,574	719	93.34%	$6,152	20.36%

Lien Priority of the Group I Loans
Lien	Number of Group I Loans	Statistical Cut-off Date Principal Balance	% of Loan Group I by Statistical Cut-off Date Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Combined LTV Ratio	Weighted Average Residual Income	Weighted Average Junior Ratio
1	6	$400,045	0.15%	$66,674	750	52.54%	$6,753	N/A
2	6,030	268,645,975	99.85	44,552	719	93.40	6,151	20.36
Total:	6,036	$269,046,020	100.00%	$44,574	719	93.34%	$6,152	20.36%

Occupancy Type of the Group I Loans
Occupancy Type	Number of Group I Loans	Statistical Cut-off Date Principal Balance	% of Loan Group I by Statistical Cut-off Date Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Combined LTV Ratio	Weighted Average Residual Income	Weighted Average Junior Ratio
Primary Residence	5,539	$252,871,768	93.99%	$45,653	718	93.53%	$5,679	20.49%
Second Home	140	5,955,668	2.21	42,540	739	89.30	19,570	20.94
Non-Owner Occupied	357	10,218,584	3.80	28,623	726	90.97	10,202	16.75
Total:	6,036	$269,046,020	100.00%	$44,574	719	93.34%	$6,152	20.36%

Debt-to-Income Ratios of the Group I Loans
Range of Debt-to-Income Ratios	Number of Group I Loans	Statistical Cut-off Date Principal Balance	% of Loan Group I by Statistical Cut-off Date Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Combined LTV Ratio	Weighted Average Residual Income	Weighted Average Junior Ratio
Not Available	105	$5,862,063	2.18%	$55,829	717	93.36%	$2,848	16.68%
0.01 - 5.00	1	249,856	0.09	249,856	750	95.00	207,102	21.05
5.01 - 10.00	9	382,227	0.14	42,470	714	96.05	10,322	17.92
10.01 - 15.00	45	2,192,419	0.81	48,720	724	84.89	26,190	20.73
15.01 - 20.00	95	3,913,446	1.45	41,194	733	88.12	12,631	25.21
20.01 - 25.00	274	10,238,705	3.81	37,368	733	91.07	10,430	19.63
25.01 - 30.00	566	21,671,341	8.05	38,289	729	90.50	7,415	21.73
30.01 - 35.00	942	39,107,025	14.54	41,515	721	93.71	6,577	19.72
35.01 - 40.00	1,388	62,568,506	23.26	45,078	720	93.70	5,751	20.04
40.01 - 45.00	1,695	81,709,872	30.37	48,206	714	93.86	5,062	20.69
45.01 - 50.00	852	38,027,334	14.13	44,633	713	94.49	3,861	20.36
50.01 - 55.00	64	3,123,226	1.16	48,800	715	92.82	3,738	19.56
Total:	6,036	$269,046,020	100.00%	$44,574	719	93.34%	$6,152	20.36%

As of the Statistical Cut-off Date, the weighted average debt-to-income ratio of the Group I Loans was approximately 38.60%.

Residual Income of the Group I Loans

Range of Residual Income ($)	Number of Group I Loans	Statistical Cut-off Date Principal Balance	% of Loan Group I by Statistical Cut-off Date Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Combined LTV Ratio	Weighted Average Junior Ratio
Not Available	103	$5,821,204	2.16%	$56,517	717	93.40%	16.74%
less than 1,499	128	3,136,020	1.17	24,500	702	93.11	23.68
1,500 - 1,999	275	7,626,607	2.83	27,733	715	94.24	21.56
2,000 - 2,999	1,157	38,291,066	14.23	33,095	716	94.26	21.21
3,000 - 3,999	1,244	50,257,132	18.68	40,400	714	94.24	21.52
4,000 - 4,999	1,023	45,264,022	16.82	44,246	718	94.05	20.16
5,000 - 5,999	673	32,549,228	12.10	48,364	718	93.97	20.07
6,000 or greater	1,433	86,100,741	32.00	60,084	724	91.71	19.53
Total:	6,036	$269,046,020	100.00%	$44,574	719	93.34%	20.36%

As of the Statistical Cut-off Date, the weighted average residual income of the mortgagors for the Group I Loans was $6,152.

Prepayment Penalty Term of the Group I Loans
Range of Prepayment Penalties	Number of Group I Loans	Statistical Cut-off Date Principal Balance	% of Loan Group I by Statistical Cut-off Date Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Combined LTV Ratio	Weighted Average Residual Income	Weighted Average Junior Ratio
none	5,040	$222,997,092	82.88%	$44,245	721	93.65%	$6,460	19.57%
12	300	13,359,754	4.97	44,533	722	90.74	4,858	22.37
24	46	2,397,161	0.89	52,112	687	99.49	5,156	20.01
36	624	28,553,660	10.61	45,759	706	91.53	4,399	25.63
60	8	435,568	0.16	54,446	697	90.93	5,508	22.86
Other	18	1,302,785	0.48	72,377	711	95.81	8,408	18.59
Total:	6,036	$269,046,020	100.00%	$44,574	719	93.34%	$6,152	20.36%

Other is not 0,12,24,36, or 60 months and is not more than 60 months.

Description of the Group II Collateral
Statistical Collateral Summary

(as of the Statistical Cut-off Date)
Summary Statistics	Range (if Applicable)
Number of Loans:	3,939

Aggregate Current Principal Balance:	$195,905,350
Average Current Principal Balance:	$49,735	$1,003	$500,000

Aggregate Original Principal Balance:	$220,842,149
Average Credit Limit Balance:	$56,066	$10,000	$500,000

Weighted Average Credit Utilization Rate:	88.71%	0.80%	100.98%

Weighted Average Mortgage Loan Rate:	7.17%	1.75%	18.00%
Weighted Average Gross Margin:	2.30%	-5.00%	7.50%
Weighted Average Maximum Loan Rate:	21.02%	10.00%	25.00%

Weighted Average Original Term (months):	234	120	360
Weighted Average Remaining Term (months):	232	83	360

Weighted Average Remaining Months to Fully Index (months):	1	0	5

Weighted Average Repayment Period:	81	1	240

Weighted Average Original Combined LTV:	89.02%	10.00%	100.00%

Weighted Average Credit Score:	719	620	817

Weighted Average Borrower DTI:	39.05%	2.00%	55.00%

Balloon Loans (% of Total):	53.90%

Weighted Average Junior Ratio:	21.47%	2.33%	89.63%

Lien Position (1st/2nd)	1.08% / 98.92%

Geographic Distribution (Top 5):	CA	30.5%
FL	9.3%
AZ	7.4%
WA	6.8%
CO	5.0%

Credit Scores as of the Date of Origination of the Group II Loans

Range of Credit Scores	Number of Group II Loans	Statistical Cut-off Date Principal Balance	% of Loan Group II by Statistical Cut-off Date Principal Balance	Average Principal Balance	Weighted Average Combined LTV Ratio	Weighted Average Residual Income	Weighted Average Junior Ratio
620 - 639	160	$5,907,566	3.02%	$36,922	84.64%	$5,296	17.35%
640 - 659	247	10,288,142	5.25	41,652	86.87	6,184	18.83
660 - 679	431	20,262,604	10.34	47,013	89.35	7,321	20.60
680 - 699	691	34,397,599	17.56	49,779	90.28	7,041	20.79
700 - 719	596	29,927,674	15.28	50,214	90.54	7,346	19.92
720 - 739	533	29,289,151	14.95	54,952	89.98	7,898	21.78
740 - 759	495	24,804,742	12.66	50,111	89.42	7,836	22.86
760 - 779	416	20,966,244	10.70	50,400	87.50	7,993	23.28
780 - 799	283	15,180,982	7.75	53,643	87.31	8,218	22.91
800 or greater	87	4,880,646	2.49	56,099	84.10	5,953	28.54
Total:	3,939	$195,905,350	100.00%	$49,735	89.02%	$7,414	21.47%

As of the Statistical Cut-off Date, the weighted average Credit Score of the Group II Loans was approximately 719.

Credit Limit Utilization Rates of the Group II Loans
Range of Utilization Rates (%)	Number of Group II Loans	Statistical Cut-off Date Principal Balance	% of Loan Group II by Statistical Cut-off Date Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Combined LTV Ratio	Weighted Average Residual Income	Weighted Average Junior Ratio
0.01 - 10.00	72	$327,204	0.17%	$4,544	732	78.71%	$5,799	29.54%
10.01 - 20.00	84	855,473	0.44	10,184	729	74.44	6,484	30.29
20.01 - 30.00	67	1,370,285	0.70	20,452	726	74.76	8,017	30.92
30.01 - 40.00	69	1,564,740	0.80	22,677	721	79.01	6,766	25.07
40.01 - 50.00	72	2,513,421	1.28	34,909	726	75.78	6,874	33.24
50.01 - 60.00	71	2,262,955	1.16	31,873	705	76.52	6,634	22.43
60.01 - 70.00	63	2,764,606	1.41	43,883	714	82.58	9,892	22.19
70.01 - 80.00	66	2,994,197	1.53	45,367	714	84.75	7,877	23.16
80.01 - 90.00	59	2,951,645	1.51	50,028	720	81.13	8,593	24.52
90.01 - 100.00	3,311	178,049,815	90.89	53,775	719	91.57	7,378	20.07
100.01 - 110.00	5	251,011	0.13	50,202	714	79.18	4,653	22.73
Total:	3,939	$195,905,350	100.00%	$49,735	719	89.02%	$7,414	21.47%

As of the Statistical Cut-off Date, the weighted average credit utilization rate based on the credit limits of the Group II Loans was approximately 88.71%.

Credit Limit of the Group II Loans
Range of Credit Limits ($)	Number of Group II Loans	Statistical Cut-off Date Principal Balance	% of Loan Group II by Statistical Cut-off Date Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Combined LTV Ratio	Weighted Average Residual Income	Weighted Average Junior Ratio
1 - 25,000	743	$12,814,876	6.54%	$17,247	713	89.45%	$4,273	13.07%
25,001 - 50,000	1,552	52,746,889	26.92	33,986	713	91.53	4,820	16.66
50,001 - 75,000	830	47,069,595	24.03	56,710	716	91.81	5,905	18.79
75,001 - 100,000	461	34,832,380	17.78	75,558	724	86.91	8,159	22.15
100,001 - 125,000	116	12,385,627	6.32	106,773	728	93.26	7,714	23.52
125,001 - 150,000	120	15,020,894	7.67	125,174	714	87.22	11,778	26.31
150,001 - 175,000	33	5,156,669	2.63	156,263	731	89.89	12,652	26.11
175,001 - 200,000	55	8,073,017	4.12	146,782	735	75.84	11,429	37.63
200,001 - 225,000	4	599,781	0.31	149,945	735	83.19	6,478	50.16
225,001 - 250,000	7	1,181,269	0.60	168,753	723	73.37	19,631	31.56
250,001 - 275,000	1	268,065	0.14	268,065	678	75.00	29,829	13.33
275,001 - 300,000	3	868,000	0.44	289,333	767	87.03	4,425	61.31
300,001 or greater	14	4,888,289	2.50	349,163	746	80.13	22,981	42.08
Total:	3,939	$195,905,350	100.00%	$49,735	719	89.02%	$7,414	21.47%

As of the Statistical Cut-off Date, the total credit limit of the Group II Loans was approximately $220,842,149.

Loan Rates of the Group II Loans
Range of Loan Rates (%)	Number of Group II Loans	Cut-Off Date Principal Balance	% of Loan Group II by Cut-Off Date Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Combined LTV Ratio	Weighted Average Residual Income	Weighted Average Junior Ratio
1.501 - 2.000	1	$3,017	0.00%	$3,017	768	88.00%	$2,136	20.21%
3.001 - 3.500	1	31,700	0.02	31,700	670	100.00	3,328	15.88
4.501 - 5.000	7	313,904	0.16	44,843	728	76.69	7,002	15.96
5.001 - 5.500	1,561	75,070,444	38.32	48,091	715	87.36	6,993	22.02
5.501 - 6.000	375	18,135,190	9.26	48,361	717	87.85	7,489	21.01
6.001 - 6.500	111	4,458,047	2.28	40,163	718	92.94	5,245	19.50
6.501 - 7.000	71	4,583,401	2.34	64,555	746	82.87	10,581	24.26
7.001 - 7.500	170	8,639,774	4.41	50,822	739	80.60	8,586	23.05
7.501 - 8.000	229	12,662,660	6.46	55,295	731	82.30	9,328	25.92
8.001 - 8.500	267	15,026,325	7.67	56,278	728	91.38	8,129	21.10
8.501 - 9.000	334	18,044,718	9.21	54,026	734	94.54	7,219	19.48
9.001 - 9.500	267	14,091,753	7.19	52,778	722	94.96	8,209	20.27
9.501 - 10.000	227	10,816,791	5.52	47,651	712	95.41	6,426	19.05
10.001 - 10.500	131	5,768,419	2.94	44,034	693	94.27	6,062	18.65
10.501 - 11.000	135	5,352,132	2.73	39,645	680	96.80	5,389	18.55
11.001 - 11.500	35	1,792,242	0.91	51,207	665	93.61	5,955	21.16
11.501 - 12.000	8	639,770	0.33	79,971	673	91.97	10,410	18.29
12.001 - 12.500	4	236,400	0.12	59,100	659	85.17	19,765	11.88
13.001 - 13.500	1	59,663	0.03	59,663	790	95.00	13,621	15.79
13.501 - 14.000	2	113,000	0.06	56,500	726	100.00	5,356	20.00
14.501 - 15.000	1	48,500	0.02	48,500	794	90.00	5,154	11.11
17.501 - 18.000	1	17,500	0.01	17,500	694	45.00	2,367	28.69
Total:	3,939	$195,905,350	100.00%	$49,735	719	89.02%	$7,414	21.47%

As of the Statistical Cut-off Date, the weighted average Loan Rate of the Group II Loans was approximately 7.167% per annum.

Maximum Loan Rates of the Group II Loans
Maximum Loan Rates (%)	Number of Group II Loans	Statistical Cut-off Date Principal Balance	% of Loan Group II by Statistical Cut-off Date Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Combined LTV Ratio	Weighted Average Residual Income	Weighted Average Junior Ratio
10.000	7	$226,698	0.12%	$32,385	690	94.34%	$6,191	17.19%
11.950	1	142,500	0.07	142,500	767	95.00	2,801	N/A
12.000	1	139,539	0.07	139,539	710	100.00	4,942	20.00
14.000	23	731,694	0.37	31,813	713	93.94	3,902	20.58
16.000	28	916,225	0.47	32,722	715	95.16	6,178	18.32
17.000	2	121,494	0.06	60,747	715	94.21	5,204	30.91
18.000	1,924	91,520,830	46.72	47,568	720	89.27	7,466	21.89
20.000	32	1,198,401	0.61	37,450	720	88.25	6,854	30.51
21.000	100	3,799,802	1.94	37,998	716	90.77	8,727	27.53
21.750	55	2,311,850	1.18	42,034	709	92.81	4,219	19.87
22.200	35	1,513,447	0.77	43,241	721	92.35	8,070	24.11
24.000	1517	82,664,948	42.20	54,492	719	88.12	7,594	20.60
25.000	214	10,617,922	5.42	49,616	722	91.09	6,246	21.67
Total:	3,939	$195,905,350	100.00%	$49,735	719	89.02%	$7,414	21.47%

As of the Statistical Cut-off Date, the weighted average maximum loan rate of Group II Loans was approximately 21.015%.

Original Combined LTV Ratios of the Group II Loans

Range of Original Combined LTV Ratios (%)	Number of Group II Loans	Statistical Cut-off Date Principal Balance	% of Loan Group II by Statistical Cut-off Date Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Residual Income	Weighted Average Junior Ratio
0.01 - 10.00	1	$20,000	0.01%	$20,000	780	$1,206	N/A
10.01 - 20.00	3	129,945	0.07	43,315	701	2,835	11.11
20.01 - 30.00	10	514,589	0.26	51,459	737	34,702	39.99
30.01 - 40.00	14	772,735	0.39	55,195	745	7,195	35.63
40.01 - 50.00	42	2,263,155	1.16	53,885	737	9,827	35.66
50.01 - 60.00	52	3,296,669	1.68	63,397	720	5,898	34.31
60.01 - 70.00	112	6,121,415	3.12	54,655	730	9,206	33.60
70.01 - 75.00	91	6,322,537	3.23	69,478	730	12,782	24.88
75.01 - 80.00	250	14,523,901	7.41	58,096	710	11,995	29.33
80.01 - 85.00	206	7,694,316	3.93	37,351	709	7,965	21.33
85.01 - 90.00	1,231	51,376,174	26.22	41,735	713	8,260	15.37
90.01 - 95.00	579	28,156,951	14.37	48,630	715	6,391	19.46
95.01 - 100.00	1,348	74,712,963	38.14	55,425	725	5,486	21.17
Total:	3,939	$195,905,350	100.00%	$49,735	719	$7,414	21.47%

At origination, the weighted average combined LTV ratio of the Group II Loans was approximately 89.02%.

Junior Ratio of the Group II Loans

Range of Junior Ratios (%)	Number of Group II Loans	Statistical Cut-off Date Principal Balance	% of Loan Group II by Statistical Cut-off Date Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Combined LTV Ratio	Weighted Average Residual Income
0.01 - 5.00	47	$580,712	0.30%	$12,356	701	80.83%	$7,617
5.01 - 10.00	283	7,434,809	3.84	26,271	705	83.13	9,216
10.01 - 15.00	1,083	41,425,295	21.38	38,251	712	87.49	9,323
15.01 - 20.00	1,804	94,192,226	48.61	52,213	722	96.06	6,298
20.01 - 25.00	274	15,943,235	8.23	58,187	716	86.35	8,081
25.01 - 30.00	144	9,547,939	4.93	66,305	715	84.19	6,613
30.01 - 40.00	168	12,575,713	6.49	74,855	715	79.86	7,081
40.01 - 50.00	62	6,368,007	3.29	102,710	727	77.63	9,381
50.01 - 60.00	27	3,178,552	1.64	117,724	735	72.51	12,037
60.01 - 70.00	15	1,981,408	1.02	132,094	757	73.24	4,838
70.01 - 80.00	4	395,958	0.20	98,990	767	64.11	7,481
80.01 - 90.00	2	160,852	0.08	80,426	775	69.67	5,229
Total:	3,913	$193,784,706	100.00%	$49,523	719	89.33%	$7,456

The preceding table excludes Group II Loans secured by first liens on the related mortgaged property. With respect to each Group II Loan secured by a second lien on the related mortgaged property, the junior ratio is the ratio of the original principal balance of such Group II Loan to the sum of (i) the original principal balance of such Group II Loan, and (ii) the unpaid principal balance of any senior lien at the time of the origination of such Group II Loan.

As of the Statistical Cut-off Date, the weighted average junior ratio of the Group II Loans was approximately 21.47%.

Remaining Term to Maturity of the Group II Loans
Range of Months Remaining to Scheduled Maturity	Number of Group II Loans	Statistical Cut-off Date Principal Balance	% of Loan Group II by Statistical Cut-off Date Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Combined LTV Ratio	Weighted Average Residual Income	Weighted Average Junior Ratio
1 - 96	3	$43,467	0.02%	$14,489	683	92.37%	$5,833	14.85%
97 - 108	1	23,262	0.01	23,262	757	44.00	8,939	18.18
109 - 120	3	80,935	0.04	26,978	776	60.71	5,103	16.53
121 - 144	7	215,360	0.11	30,766	740	85.96	6,725	22.64
145 - 156	11	209,800	0.11	19,073	760	60.70	4,640	31.75
157 - 168	22	675,843	0.34	30,720	728	81.77	8,309	21.80
169 - 180	2,292	111,412,948	56.87	48,609	719	89.01	7,178	20.82
181 - 288	114	4,604,447	2.35	40,390	716	86.84	7,536	23.57
289 - 300	1,137	63,406,244	32.37	55,766	722	89.61	8,258	21.72
301 or greater	349	15,233,044	7.78	43,648	710	89.52	5,608	23.86
Total:	3,939	$195,905,350	100.00%	$49,735	719	89.02%	$7,414	21.47%

As of the Statistical Cut-off Date, the weighted average remaining term to maturity of the Group II Loans was approximately 232 months.

Year of Origination of the Group II Loans
Year of Origination	Number of Group II Loans	Statistical Cut-off Date Principal Balance	% of Loan Group II by Statistical Cut-off Date Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Combined LTV Ratio	Weighted Average Residual Income	Weighted Average Junior Ratio
1996	1	$4,786	0.01%	$4,786	641	74.00%	$4,266	25.13%
1997	1	2,195	0.01	2,195	648	80.00	3,841	18.81
1998	3	56,557	0.03	18,852	714	85.73	5,878	31.47
1999	1	23,262	0.01	23,262	757	44.00	8,939	18.18
2000	2	57,960	0.03	28,980	773	52.50	5,814	19.29
2001	1	9,976	0.01	9,976	785	90.00	4,642	35.40
2002	13	313,465	0.16	24,113	738	77.44	7,165	22.00
2003	21	341,281	0.17	16,251	771	65.84	5,198	25.96
2004	41	1,242,626	0.63	30,308	725	82.34	7,756	21.02
2005	3,855	193,853,241	98.95	50,286	719	89.29	7,417	21.44
Total:	3,939	$195,905,350	100.00%	$49,735	719	89.02%	$7,414	21.47%

Geographic Distribution of the Mortgage Properties of the Group II Loans
State	Number of Group II Loans	Statistical Cut-off Date Principal Balance	% of Loan Group II by Statistical Cut-off Date Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Combined LTV Ratio	Weighted Average Residual Income	Weighted Average Junior Ratio
California	923	$59,840,767	30.55%	$64,833	717	85.91%	$8,723	20.21%
Florida	400	18,221,655	9.30	45,554	720	87.80	8,992	21.42
Arizona	270	14,576,270	7.44	53,986	712	90.02	7,445	22.89
Washington	275	13,346,688	6.81	48,533	724	91.60	6,209	21.80
Colorado	212	9,845,901	5.03	46,443	722	91.03	5,310	24.79
Virginia	156	8,718,049	4.45	55,885	717	90.94	5,987	20.01
Georgia	163	6,591,003	3.36	40,436	724	91.36	6,799	19.86
New Jersey	92	5,608,524	2.86	60,962	726	87.54	9,249	21.54
Michigan	159	5,141,145	2.62	32,334	708	93.61	5,148	20.89
Maryland	88	4,504,157	2.30	51,184	721	87.97	5,838	23.00
Other	1201	49,511,191	25.27	41,225	722	91.18	6,487	22.25
Total:	3,939	$195,905,350	100.00%	$49,735	719	89.02%	$7,414	21.47%

(1) Other includes states and the District of Columbia with under 2.29% concentrations individually.

Property Type of the Group II Loans
Property Type	Number of Group II Loans	Statistical Cut-off Date Principal Balance	% of Loan Group II by Statistical Cut-off Date Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Combined LTV Ratio	Weighted Average Residual Income	Weighted Average Junior Ratio
Single Family Residence	2,567	$124,650,164	63.63%	$48,559	717	88.09%	$7,373	21.96%
PUD Detached	749	44,479,971	22.70	59,386	721	90.30	8,396	21.38
Condominium	391	15,967,430	8.15	40,837	725	91.89	5,934	18.33
PUD Attached	112	5,021,667	2.56	44,836	724	91.14	5,161	21.81
Multi Family (2-4 Units)	80	4,125,849	2.11	51,573	725	92.10	7,278	18.34
Townhouse	37	1,553,246	0.79	41,980	735	89.21	5,683	19.43
Multifamily Mixed Use Attachment	1	50,000	0.03	50,000	653	64.00	2,701	23.10
Commercial - Nonresidential	1	30,295	0.02	30,295	782	100.00	5,568	19.99
Manufactured Home	1	26,729	0.01	26,729	668	90.00	2,010	19.82
Total:	3,939	$195,905,350	100.00%	$49,735	719	89.02%	$7,414	21.47%

Lien Priority of the Group II Loans
Lien	Number of Group II Loans	Statistical Cut-off Date Principal Balance	% of Loan Group II by Statistical Cut-off Date Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Combined LTV Ratio	Weighted Average Residual Income	Weighted Average Junior Ratio
1	26	$2,120,644	1.08%	$81,563	735	59.88%	$3,562	N/A
2	3,913	193,784,706	98.92	49,523	719	89.33	7,456	21.47
Total:	3,939	$195,905,350	100.00%	$49,735	719	89.02%	$7,414	21.47%

Occupancy Type of the Group II Loans
Occupancy Type	Number of Group II Loans	Statistical Cut-off Date Principal Balance	% of Loan Group II by Statistical Cut-off Date Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Combined LTV Ratio	Weighted Average Residual Income	Weighted Average Junior Ratio
Primary	3,672	$187,127,492	95.52%	$50,961	718	89.20%	$7,019	21.58%
Second Home	69	2,897,952	1.48	41,999	742	86.93	17,343	13.53
Non-Owner Occupied	198	5,879,906	3.00	29,696	733	84.46	15,093	21.19
Total:	3,939	$195,905,350	100.00%	$49,735	719	89.02%	$7,414	21.47%

Principal Balances of the Group II Loans
Range of Principal Balances ($)	Number of Group II Loans	Statistical Cut-off Date Principal Balance	% of Loan Group II by Statistical Cut-off Date Principal Balance	Weighted Average Credit Score	Weighted Average Combined LTV Ratio	Weighted Average Residual Income	Weighted Average Junior Ratio
0.01 - 25,000.00	1,027	$16,589,647	8.47%	714	83.83%	$4,534	19.02%
25,000.01 - 50,000.00	1,480	54,136,519	27.63	713	90.50	4,933	17.99
50,000.01 - 75,000.00	769	47,248,051	24.12	716	91.76	6,008	19.62
75,000.01 - 100,000.00	364	32,508,488	16.59	725	89.19	8,327	23.05
100,000.01 - 125,000.00	114	12,850,557	6.56	727	92.61	7,924	23.29
125,000.01 - 150,000.00	100	13,909,393	7.10	714	88.68	12,121	25.91
150,000.01 - 175,000.00	32	5,301,353	2.71	734	89.42	12,657	25.21
175,000.01 - 200,000.00	32	6,230,961	3.18	734	80.50	11,764	35.56
200,000.01 - 225,000.00	2	429,000	0.22	732	84.80	5,824	49.76
225,000.01 - 250,000.00	5	1,226,998	0.63	722	77.65	20,288	38.11
250,000.01 - 275,000.00	1	268,065	0.14	678	75.00	29,829	13.33
275,000.01 - 300,000.00	3	868,000	0.44	767	87.03	4,425	61.31
300,000.01 or greater	10	4,338,318	2.21	749	81.06	24,321	34.07
Total:	3,939	$195,905,350	100.00%	719	89.02%	$7,414	21.47%

As of the Statistical Cut-off Date, the average unpaid principal balance of the Group II Loans was approximately $49,735.

Gross Margins of the Group II Loans
Range of Gross Margins (%)	Number of Group II Loans	Statistical Cut-off Date Principal Balance	% of Loan Group II by Statistical Cut-off Date Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Combined LTV Ratio	Weighted Average Residual Income	Weighted Average Junior Ratio
0.000 or less	49	2,139,005	1.09%	43,653	745	71.96%	6,261	23.80%
0.001 - 0.500	217	12,766,465	6.52	58,832	752	74.04	9,832	28.16
0.501 - 1.000	306	16,751,696	8.55	54,744	728	76.56	8,731	28.12
1.001 - 1.500	475	26,031,174	13.29	54,802	727	84.07	9,129	23.95
1.501 - 2.000	571	27,606,512	14.09	48,348	731	91.33	7,632	18.91
2.001 - 2.500	557	28,552,344	14.57	51,261	733	94.77	6,559	20.39
2.501 - 3.000	567	27,676,742	14.13	48,813	720	94.54	7,056	19.30
3.001 - 3.500	502	23,651,141	12.07	47,114	706	94.96	6,386	18.66
3.501 - 4.000	365	16,368,444	8.36	44,845	687	95.44	5,954	18.37
4.001 - 4.500	250	10,577,026	5.40	42,308	668	95.62	5,801	18.95
4.501 - 5.000	59	2,717,889	1.39	46,066	657	92.73	5,415	17.61
5.001 - 5.500	10	500,145	0.26	50,015	687	94.15	10,190	16.09
5.501 or greater	11	566,766	0.29	51,524	687	90.20	11,729	15.84
Total:	3,939	$195,905,350	100.00%	$49,735	719	89.02%	$7,414	21.47%

Debt-to-Income Ratios of the Group II Loans
Range of Debt-to-Income Ratios (%)	Number of Group II Loans	Statistical Cut-off Date Principal Balance	% of Loan Group II by Statistical Cut-off Date Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Combined LTV Ratio	Weighted Average Residual Income	Weighted Average Junior Ratio
0.01 - 5.00	2	$120,544	0.06%	$60,272	762	90.00%	$4,017	19.33%
5.01 - 10.00	17	540,638	0.28	31,802	754	74.09	14,035	16.93
10.01 - 15.00	27	1,018,779	0.52	37,733	726	84.97	17,773	22.26
15.01 - 20.00	55	3,069,459	1.57	55,808	715	78.92	32,176	28.63
20.01 - 25.00	144	6,386,253	3.26	44,349	726	85.12	14,819	21.12
25.01 - 30.00	308	14,801,937	7.56	48,058	724	87.09	12,328	21.51
30.01 - 35.00	549	26,037,305	13.29	47,427	723	87.04	7,554	22.70
35.01 - 40.00	1,029	49,195,822	25.11	47,809	717	89.11	7,113	19.97
40.01 - 45.00	1,223	62,729,347	32.02	51,291	716	89.40	5,855	21.48
45.01 - 50.00	535	29,240,121	14.93	54,654	720	92.97	4,263	22.56
50.01 - 55.00	50	2,765,147	1.41	55,303	726	93.02	4,254	18.60
Total:	3,939	$195,905,350	100.00%	$49,735	719	89.02%	$7,414	21.47%

As of the Statistical Cut-off Date, the weighted average debt-to-income ratio of the Group II Loans was approximately 39.05%.

Residual Income of the Group II Loans

Range of Residual Income ($)	Number of Group II Loans	Statistical Cut-off Date Principal Balance	% of Loan Group II by Statistical Cut-off Date Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Combined LTV Ratio	Weighted Average Junior Ratio
less than 1,500	71	1,578,000	0.81%	22,225	722	87.52%	21.06%
1,500 - 1,999	207	5,700,672	2.91	27,539	717	94.03	20.71
2,000 - 2,999	607	20,049,279	10.23	33,030	716	91.79	22.54
3,000 - 3,999	754	30,365,998	15.50	40,273	715	90.72	22.13
4,000 - 4,999	637	30,422,758	15.53	47,759	717	90.27	21.79
5,000 - 5,999	465	24,394,957	12.45	52,462	722	89.64	20.27
6,000 or greater	1,198	83,393,686	42.57	69,611	722	86.87	21.27
Total:	3,939	$195,905,350	100.00%	$49,735	719	89.02%	21.47%

As of the Statistical Cut-off Date, the weighted average residual income of the mortgagors for the Group II Loans was $7,414.

Banc of America Securities LLC Contacts

CONTACTS
Banc of America Securities LLC
Mortgage Trading/Syndicate		Tel: (212) 847-5095
Pat Beranek		pat.beranek@bankofamerica.com
Charlene Balfour		charlene.c.balfour@bankofamerica.com

Global Structured Finance		Fax: (704) 388-9668
Chris Schiavone	(212) 933-2794	Chris.schiavone@bankofamerica.com
Jeff Hare	(704) 388-6840	Jeff.hare@bankofamerica.com
Vik Garg	(704) 388-3681	Vikas.garg@bankofamerica.com
Shaun Ahmad	(704) 387-2658	Shaun.ahmad@bankofamerica.com
Jorge Panduro	(704) 386-0902	Jorge.a.panduro@bankofamerica.com
Jay Wang	(704) 387-1855	Jay.wang@bankofamerica.com
Michael Nichols	(704) 683-5167	Michael.p.nichols@bankofamerica.com

Rating Agency Contacts
	Name	phone extension
Moody's:	Tim Gildner	(212) 553-2919
S&P:	Mona Solar	(212) 438-2668